SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        ___________________



  Date of Report (Date of earliest event reported) July 26, 2002
                              BICO, INC.
        (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822               25-1229323
(State of other jurisdiction (Commission File Number) (IRS Employer
 of incorporation)                                    Identification No.)


2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (412) 429-0673

  _________________________________________________________
(Former name or former address, if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On July 25, 2002, the Company announced that the U.S. Attorneys' Office for the Western District of Pennsylvania has ended its investigation of BICO and has declined to bring charges against the company. In addition, Fred E. Cooper, Anthony J. Feola and Glenn Keeling resigned as officers and directors of BICO and its affiliates. Glenn Keeling will remain as an officer and director of ViaCirq. BICO's Board named Michael P. Thompson, BICO's chief financial officer, as interim chief executive officer.

Item 6.   Resignation of Registrant's Directors.
          On July 25, 2002, Fred E. Cooper, Anthony J. Feola and
          Glenn Keeling resigned from the BICO Board of Directors.

Item 7.   Financial Statement, Pro Forma Financial Information and
          Exhibits.

     (a)  Financial Statements and Businesses Acquired
          - Not Applicable.
     (b)  Pro Forma Financial Information - Not Applicable.
     (c)  Exhibits: Press Release



SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BICO, INC.

                                     by /s/ Michael P. Thompson
                                            Michael P. Thompson, Interim CEO

DATED:  July 26, 2002




       U.S. ATTORNEY'S OFFICE ENDS BICO INVESTIGATION
    BICO REORGANIZES EXECUTIVE OFFICERS AND NAMES NEW CEO

     Pittsburgh, PA - July 26, 2002 - BICO, Incorporated (OTCBB:BIKO) today announced that the U.S. Attorney's Office for the Western District of Pennsylvania has ended its investigation of BICO and has declined to bring charges against the company. The company believes the investigation will continue regarding certain individual conduct.

     BICO also announced that three of its executive officers and directors have resigned. Fred E. Cooper and Anthony J. Feola are no longer functioning as officers or directors of BICO or any of its affiliates. Glenn Keeling resigned as an officer and director of BICO, but will continue to serve as an officer and director of ViaCirq, BICO's subsidiary. BICO named Michael P. Thompson, BICO's Chief Financial Officer, to serve as interim Chief Executive Officer while BICO begins a search for a new CEO.

     Fred E. Cooper, BICO's former CEO, will act as an outside consultant to the company and will focus exclusively on transitioning and facilitating the completion of pending transactions.

     BICO is engaged in continuous efforts to reduce its overhead and streamline its operations and administrative expenses. Earlier this year, BICO reduced its payroll and discontinued operations that had not met expectations.

     BICO has its corporate offices in Pittsburgh, PA and is involved in the development, manufacture, and marketing of biomedical devices and environmental solutions.


FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax
INVESTOR    RELATIONS   NEWSLINE   NUMBER:    1.800.357.6204
www.bico.com